Exhibit 10.2

EXECUTION VERSION

IMPORTANT NOTE:

EACH PARTY HERETO MUST EXECUTE THIS AGREEMENT OUTSIDE THE REPUBLIC OF AUSTRIA AND EACH LENDER MUST BOOK ITS LOAN AND RECEIVE ALL PAYMENTS OUTSIDE THE REPUBLIC OF AUSTRIA. TRANSPORTING OR SENDING THE ORIGINAL OR ANY CERTIFIED COPY OF THIS AGREEMENT OR THE RESTATED CREDIT AGREEMENT REFERRED TO HEREIN OR ANY OTHER CREDIT DOCUMENT OR ANY NOTICE OR OTHER COMMUNICATION (INCLUDING BY EMAIL OR OTHER ELECTRONIC TRANSMISSION) INTO OR FROM THE REPUBLIC OF AUSTRIA MAY RESULT IN THE IMPOSITION OF AN AUSTRIAN STAMP DUTY ON THE CREDIT FACILITY PROVIDED FOR IN SUCH RESTATED CREDIT AGREEMENT, WHICH MAY BE FOR THE ACCOUNT OF THE PARTY WHOSE ACTIONS RESULT IN SUCH IMPOSITION. COMMUNICATIONS REFERENCING THIS AGREEMENT OR SUCH CREDIT AGREEMENT SHOULD NOT BE ADDRESSED TO RECIPIENTS IN, OR SENT BY PERSONS LOCATED IN, THE REPUBLIC OF AUSTRIA AND PAYMENTS SHOULD NOT BE MADE TO BANK ACCOUNTS IN THE REPUBLIC OF AUSTRIA. SEE ALSO SECTION 9.20 OF SUCH RESTATED CREDIT AGREEMENT AND A MEMORANDUM FROM AUSTRIAN COUNSEL FOR THE GOODYEAR TIRE & RUBBER COMPANY WHICH IS AVAILABLE UPON REQUEST FROM THE ADMINISTRATIVE AGENT.

AMENDMENT AND RESTATEMENT AGREEMENT dated as of March 27, 2019 (this “Amendment Agreement”), in respect of (a) the AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (the “Credit Agreement”) dated as of April 20, 2011, as amended and restated as of May 12, 2015, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR EUROPE B.V., GOODYEAR DUNLOP TIRES GERMANY GMBH, GOODYEAR DUNLOP TIRES OPERATIONS S.A., the Lenders parties thereto, J.P. MORGAN EUROPE LIMITED, as administrative agent, and JPMORGAN CHASE BANK, N.A., as collateral agent and (b) the MASTER GUARANTEE AND COLLATERAL AGREEMENT (the “Master Guarantee and Collateral Agreement”) dated as of March 31, 2003, as amended and restated as of February 20, 2004, as further amended and restated as of April 8, 2005, as amended as of April 20, 2007, as amended as of April 20, 2011 and as amended as of May 12, 2015 among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR EUROPE B.V., the other Subsidiaries of THE GOODYEAR TIRE & RUBBER COMPANY identified as Grantors and Guarantors therein and JPMORGAN CHASE BANK, N.A. as collateral agent.

Goodyear and the Borrowers have requested that the Credit Agreement be amended and restated as set forth in Section 4 below and the Master Guarantee and Collateral Agreement be amended as set forth in Section 4 below and the parties hereto are willing to so amend the Credit Agreement and the Master Guarantee and Collateral Agreement.

In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

SECTION 1. Defined Terms. (a) As used in this Amendment Agreement, the following terms have the meanings specified below:

“Amended MGCA” shall mean the Master Guarantee and Collateral Agreement, as amended in accordance with Section 4.

“Assigned Interest” shall have the meaning assigned to such term in Section 4(iii).

“Daylight Commitment” shall mean, for each Daylight Lender party hereto on the Effective Date, the obligation of such Lender to make loans (“Daylight Loans”) on the Effective Date in an amount equal to the amount set forth opposite the name of such Daylight Lender on Schedule 1 to this Amendment Agreement under the caption “Daylight Loans”.

“Daylight Lender” shall mean a lender that will become on the Effective Date a Lender under the Restated Credit Agreement.

“Effective Date” shall have the meaning assigned to such term in Section 2.

“Existing Administrative Agent” shall mean JPMEL, as administrative agent under the Pre-Restatement Credit Agreement.

“JPMCB” shall mean JPMorgan Chase Bank, N.A.

“JPMEL” shall mean J.P. Morgan Europe Limited.

“New Administrative Agent” shall mean JPMEL, as administrative agent under the Restated Credit Agreement.

“Pre-Restatement Credit Agreement” shall mean the Credit Agreement immediately before its amendment and restatement in accordance with Section 4(i)(A).

“Restated Credit Agreement” shall mean the Credit Agreement, as amended and restated in accordance with Section 4(i)(A).

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(b) On and after the effectiveness of the Restated Credit Agreement, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import, as used (i) in the Restated Credit Agreement, shall, unless the context otherwise requires, refer to the “Agreement” as defined in the Restated Credit Agreement, and the term “Credit Agreement”, as used in the Credit Documents, shall mean the Restated Credit Agreement and (ii) in the Amended MGCA, shall, unless the context otherwise requires, refer to the Master Guarantee and Collateral Agreement as amended hereby, and the terms “Master Guarantee and Collateral Agreement” or “Guarantee and Collateral Agreement”, as used in the Credit Documents, shall mean the Amended MGCA. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Restated Credit Agreement or, if not defined therein, the Pre-Restatement Credit Agreement.

SECTION 2. Conditions to Effectiveness. The transactions provided for in Sections 3 and 4 hereof and the obligations of the Lenders to make Loans and issue Letters of Credit under the Restated Credit Agreement shall become effective on the date (the “Effective Date”) on which all the conditions specified in Section 4.01 of the Restated Credit Agreement are satisfied (or waived in accordance with Section 9.02 of the Restated Credit Agreement).

SECTION 3. Effective Date Transactions. On the Effective Date, immediately preceding the effectiveness of the amendment and restatement provided for in Section 4, each of the parties hereto irrevocably agrees that each of the following shall occur without any additional conditions or actions of any party hereto:

(i) Each Daylight Lender shall extend credit to the European J.V. (as defined in the Pre-Restatement Credit Agreement) and the European J.V. shall borrow one or more Daylight Loans denominated in Euros in an aggregate principal amount equal to such Lender’s Daylight Commitment. The proceeds of such Daylight Loans shall be payable to JPMCB, which shall pay such proceeds to the accounts set forth on Schedule 1. The provisions of Section 2.06 of the Restated Credit Agreement shall apply to the making of Daylight Loans on the same basis as Borrowings. The European J.V. irrevocably directs the Existing Administrative Agent to deliver all the proceeds of the borrowings under the foregoing clause to JPMCB, and hereby irrevocably directs JPMCB to apply such proceeds to prepay in full all the outstanding principal of any Revolving Loans (as defined in the Pre-Restatement Credit Agreement) that remain outstanding at such time, if any, together with all accrued and unpaid interest thereon and any accrued and unpaid commitment fees with respect to the Revolving Commitments (as defined in the Pre-Restatement Credit Agreement).

(ii) Immediately following the transactions provided for in paragraph (i) above, all Revolving Lenders under the Pre-Restatement Credit Agreement shall transfer their Revolving Commitments (as such term is defined in the Pre-Restatement Credit Agreement) to JPMCB (which shall assume such commitments) pursuant to the Master Assignment and Acceptance to be executed in the form attached hereto as Exhibit A.

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SECTION 4. Amendment and Restatement; Borrowings on Effective Date. Each of the parties hereto irrevocably agrees that each of the following shall occur on the Effective Date, immediately after the effectiveness of the transactions described in Section 3, without the satisfaction of any additional conditions or any further actions of any party hereto; provided that for the purposes of Section 4(i)(A), only the parties to the Credit Agreement shall agree to such amendment and restatement, and, for the purposes of Section 4(i)(B), only the Collateral Agent and each Credit Party shall agree to such amendment:

(i)(A) The Credit Agreement (including the Schedules and Exhibits thereto) shall be amended and restated to read as set forth in Exhibit B attached hereto (including the Schedules and Exhibits attached to such Exhibit B) and (B) the Master Guarantee and Collateral Agreement (including the Schedules and Exhibits thereto) shall be amended as follows:

(1)	Section 3.03(c) is hereby deleted and replaced with the provision contained in Annex 2 hereto.

The New Administrative Agent is hereby directed to enter into such Credit Documents and to take such other actions as may be required to give effect to the transactions contemplated hereby.

(ii) Upon the effectiveness of the Restated Credit Agreement, JPMCB will be the holder of all the Commitments. JPMCB, as the Lender holding all the Commitments, irrevocably authorizes the Collateral Agent to take all the actions set forth in Schedule 2 and any and all such other actions as the Collateral Agent shall deem necessary or advisable in connection with any security interest granted under the Security Documents in any Collateral and the rights of any Secured Party in respect thereof.

(iii) On the Effective Date and immediately following the effectiveness of the Restated Credit Agreement, JPMCB (the “Assignor”) shall sell and assign, without recourse and without any further action required on the part of any party, to each lender set forth in Schedule 3 hereto (each, an “Assignee”), and each Assignee shall purchase and assume, without recourse and without any further action required on its part, from JPMCB effective as of the Effective Date, the amounts of JPMCB’s ABT Commitment and German Commitment set forth in Schedule 3 and all related rights, interests and obligations under the Restated Credit Agreement, the Amended MGCA (including, without limitation, the rights, interests and obligations under Section 9.15 of the Restated Credit Agreement and Section 11.16 of the Amended MGCA) and any other documents or instruments delivered pursuant thereto (the rights and obligations sold and assigned pursuant hereto being referred to herein collectively as the “Assigned Interest”). Each Assignee hereby acknowledges receipt of a copy of the Restated Credit Agreement. From and after the Effective Date (A) each Assignee shall be a party to and be bound by

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the provisions of the Restated Credit Agreement and, to the extent of the interests assigned by this paragraph (iii), have the rights and obligations of an ABT Lender and German Lender thereunder and (B) JPMCB shall, to the extent of the interests assigned by this Section, relinquish its rights and be released from its obligations under the Restated Credit Agreement. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated by reference into this paragraph (iii) and made a part of this Amendment Agreement as if set forth in this paragraph (iii) in full. The Credit Parties consent to each assignment pursuant to this paragraph (iii). The parties agree that (I) no recordation fee shall be payable with respect to the foregoing assignments and (II) this Amendment Agreement shall be an approved form of Assignment and Assumption for purposes of the Restated Credit Agreement.

(iv) Notwithstanding any provision of this Amendment Agreement, the provisions of Sections 2.12, 2.13, 2.14 and 9.03 of the Pre-Restatement Credit Agreement, as in effect immediately prior to the Effective Date, will continue to be effective as to all matters arising out of or in any way related to facts or events existing or occurring prior to the Effective Date for the benefit of the Lenders, including each Lender under the Pre-Restatement Credit Agreement that will not be a Lender under the Restated Credit Agreement.

(v) In the event there are any Daylight Loans, immediately following the transactions provided for in paragraph (ii) above, each Lender shall make to GEBV and GEBV shall borrow, one or more Loans requested pursuant to a Borrowing Request delivered by GEBV to the Existing Administrative Agent prior to the date hereof. Such Revolving Loans shall have the initial Interest Periods and be of the Types set forth in Schedule 4. GEBV irrevocably directs that the borrowings set forth in this paragraph (v), if any, be applied directly to prepay in full (and be netted against) Daylight Loans extended to it, with any excess being delivered in accordance with such Borrowing Request.

SECTION 5. Continuing Security. (a) Each Borrower, Grantor and Guarantor confirms that (i) the security interests granted by it under the Security Documents and in existence immediately prior to the Effective Date shall continue in full force and effect on the terms of the respective Security Documents (except for German law governed share pledge or interest pledge agreements) and (ii) on the Effective Date the Obligations under the Restated Credit Agreement shall constitute “Obligations” under the Amended MGCA and “secured obligations” (however defined) under the other Security Documents (subject to any limitations set forth in the Amended MGCA or such other Security Documents). Each party hereto confirms that the intention of the parties is that each of the Credit Agreement and the Master Guarantee and Collateral Agreement shall not terminate nor be novated on the Effective Date and shall continue in full force and effect as amended and restated hereby (in the case of the Credit Agreement) and as amended hereby (in the case of the Master Guarantee and Collateral Agreement).

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(b) In case of any assignment or transfer of all or any part of the rights and obligations, including by way of novation (where possible under the relevant law), of any Secured Party on the Effective Date or at any other time under or in connection with the Restated Credit Agreement or the Amended MGCA or any other agreements or instruments from time to time giving rise to the Applicable Secured Obligations, the guarantees and security interests under the Security Documents (including, without limitation, those governed by Romanian law) will be preserved and will remain in full force and effect for the benefit of any successors, assignees/transferees of the respective Secured Party and the other Secured Parties.

(c) In case of any assignment or transfer of all or any part of the rights and obligations on the Effective Date or at any other time under or in connection with the Restated Credit Agreement or the Amended MGCA, in respect of any Security Document governed by Italian law, any assignment or transfer shall be construed under Italian law as a cessione totale o parziale del contratto or a cessione del credito or otherwise a successione a titolo particolare and shall not entail under Italian law a novazione (or have an effetto novativo on) of the Restated Credit Agreement or the Amended MGCA or the Security Documents governed by Italian law or any other agreements or instruments from time to time giving rise to the Applicable Secured Obligations.

(d) In case of any assignment of all or any part of the rights and obligations of any Secured Party on the Effective Date or at any other time under or in connection with the Restated Credit Agreement or the Amended MGCA or any other agreements or instruments from time to time giving rise to the Applicable Secured Obligations, the guarantees and security interests under the Security Documents governed by Spanish law will be preserved and will remain in full force and effect for the benefit of any successors or assignees of the respective Secured Party and the other Secured Parties, in accordance with Article 1,528 of the Spanish Civil Code. The relevant successors or assignees accept the guarantees and security interests created under the Security Documents governed by Spanish law.

(e) In case of any assignment of all or any part of the rights and obligations of any Secured Party on the Effective Date or at any other time under or in connection with the Restated Credit Agreement or the Amended MGCA or any other agreements or instruments from time to time giving rise to the Applicable Secured Obligations, the guarantees and security interests under the Security Documents governed by French law will be preserved and will remain in full force and effect for the benefit of any successors or assignees of the respective Secured Party and the other Secured Parties. A transfer by way of novation under this Section 5(e) is also a novation (novation) within the meaning of Articles 1329 et seq. of the French Civil Code.

SECTION 6. Applicable Law. THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. Counterparts. This Amendment Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment Agreement by telecopy or electronic (i.e., “.pdf” or “.tif”) transmission shall be effective as delivery of a manually executed counterpart of this Amendment Agreement. This Amendment Agreement shall constitute a “Credit Document” for all purposes of the Restated Credit Agreement and the other Credit Documents.

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SECTION 8. Expenses. Goodyear and each Borrower agrees to reimburse the Existing Administrative Agent and the New Administrative Agent for all reasonable out-of-pocket expenses incurred by it in connection with this Amendment Agreement, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, Allen & Overy LLP and other counsel for the Existing Administrative Agent and the New Administrative Agent.

SECTION 9. Headings. The headings of this Amendment Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

PARTIES TO THE CREDIT AGREEMENT AND MASTER GUARANTEE AND COLLATERAL AGREEMENT

THE GOODYEAR TIRE & RUBBER COMPANY,

by	/s/ Peter R. Rapin
Name: Peter R. Rapin
Title: Vice President, Tax and Treasurer

GOODYEAR EUROPE B.V.,

by	/s/ Victor Pausin
Name: Victor Pausin
Title: Attorney-in-fact

GOODYEAR DUNLOP TIRES GERMANY GMBH,

by	/s/ John Ries
Name: John Ries
Title: Managing Director

by	/s/ Christian Niebling
Name: Dr. Christian Niebling
Title: Managing Director

AMENDMENT AND RESTATEMENT AGREEMENT

GOODYEAR DUNLOP TIRES OPERATIONS S.A.,

by	/s/ Victor Pausin
Name: Victor Pausin
Title: Attorney-in-fact

AMENDMENT AND RESTATEMENT AGREEMENT

J.P. MORGAN EUROPE LIMITED, as Administrative Agent under the Pre-Restatement Credit Agreement and under the Restated Credit Agreement,

by	/s/ Fatma Mustafa
Name: Fatma Mustafa
Title: Vice President

JPMORGAN CHASE BANK, N.A., individually, as Collateral Agent, Issuing Bank and Swingline Lender under the Pre-Restatement Credit Agreement and under the Restated Credit Agreement,

by	/s/ Robert P. Kellas
Name: Robert P. Kellas Title: Executive Director

AMENDMENT AND RESTATEMENT AGREEMENT

BGL BNP PARIBAS S.A. individually and as Issuing Bank,

by	/s/ Horst Jacoby
Name: Horst Jacoby
Title: Head of Corporate Banking

by	/s/ Luc Henrard
Name: Luc Henrard
Title: Country CRO / Member of the Executive Committee

AMENDMENT AND RESTATEMENT AGREEMENT

CITIBANK, N.A. individually and as Issuing Bank,

by	/s/ Stephanie Bowker
Name: Stephanie Bowker
Title: Vice President

AMENDMENT AND RESTATEMENT AGREEMENT

DEUTSCHE BANK AG NEW YORK BRANCH individually and as Issuing Bank,

by	/s/ Marguerite Sutton
Name: Marguerite Sutton
Title: Vice President

by	/s/ Alicia Schug
Name: Alicia Schug
Title: Vice President

AMENDMENT AND RESTATEMENT AGREEMENT

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK individually and as Issuing Bank,

by	/s/ Jill Wong
Name: Jill Wong
Title: Director

by	/s/ Gordon Yip
Name: Gordon Yip
Title: Director

AMENDMENT AND RESTATEMENT AGREEMENT

HSBC FRANCE individually and as Issuing Bank,

by	/s/ Frédéric Sammut
Name: Frédéric Sammut
Title: Associate Director

by	/s/ Ghislain Nguyen
Name: Ghislain Nguyen
Title: Associate Director

AMENDMENT AND RESTATEMENT AGREEMENT

UNICREDIT BANK AG individually and as Issuing Bank,

by	/s/ Richarda Soltanmoradi
Name: Richarda Soltanmoradi
Title: Managing Director

by	/s/ Merico Bauch
Name: Merico Bauch
Title: Director

AMENDMENT AND RESTATEMENT AGREEMENT

BARCLAYS BANK PLC individually and as Issuing Bank,

by	/s/ Ronnie Glenn
Name: Ronnie Glenn
Title: Director

AMENDMENT AND RESTATEMENT AGREEMENT

BANK OF AMERICA, N.A., individually and as Issuing Bank,

by	/s/ Robert J. Lund
Name: Robert J. Lund
Title: Senior Vice President

AMENDMENT AND RESTATEMENT AGREEMENT

PARTIES TO THE MASTER GUARANTEE AND COLLATERAL

AGREEMENT (AND NOT PARTY TO THE CREDIT AGREEMENT)

4 FLEET GROUP GMBH,

by	/s/ Goran Zubanovic
Name: Goran Zubanovic
Title: Managing Director

by	/s/ Sturmius Wehner
Name: Sturmius Wehner
Title: Managing Director

GD HANDELSSYSTEME GMBH,

by	/s/ Goran Zubanovic
Name: Goran Zubanovic
Title: Managing Director

by	/s/ Sturmius Wehner
Name: Sturmius Wehner
Title: Managing Director

GOODYEAR FRANCE S.A.S.,

by	/s/ Victor Pausin
Name: Victor Pausin
Title: Attorney-in-fact

GOODYEAR DUNLOP TIRES AMIENS SUD S.A.S.,

by	/s/ Victor Pausin
Name: Victor Pausin
Title: Attorney-in-fact

AMENDMENT AND RESTATEMENT AGREEMENT

GOODYEAR DUNLOP TYRES UK LIMITED,

by	/s/ Victor Pausin
Name: Victor Pausin
Title: Attorney-in-fact

DUNLOP TYRES LTD,

by	/s/ Victor Pausin
Name: Victor Pausin
Title: Attorney-in-fact

VULCO DÉVELOPPEMENT S.A.,

by	/s/ Victor Pausin
Name: Victor Pausin
Title: Attorney-in-fact

GOODYEAR DUNLOP TIRES MANUFACTURING GMBH & CO. KG, acting through its general partner Goodyear Dunlop Tires Germany GmbH

by	/s/ John Ries
Name: John Ries
Title: Managing Director

by	/s/ Christian Niebling
Name: Dr. Christian Niebling
Title: Managing Director

LUXEMBOURG MOUNTING CENTER S.A.,

by	/s/ Victor Pausin
Name: Victor Pausin
Title: Attorney-in-fact

AMENDMENT AND RESTATEMENT AGREEMENT

CELERON CORPORATION,

by	/s/ Peter R. Rapin
Name: Peter R. Rapin
Title: Vice President and Treasurer

DIVESTED COMPANIES HOLDING COMPANY,

by	/s/ Peter R. Rapin
Name: Peter R. Rapin
Title: Vice President and Treasurer

DIVESTED LITCHFIELD PARK PROPERTIES, INC.,

by	/s/ Peter R. Rapin
Name: Peter R. Rapin
Title: Vice President and Treasurer

GOODYEAR EXPORT INC.,

by	/s/ Peter R. Rapin
Name: Peter R. Rapin
Title: Vice President and Treasurer

GOODYEAR FARMS, INC.,

by	/s/ Peter R. Rapin
Name: Peter R. Rapin
Title: Vice President and Treasurer

AMENDMENT AND RESTATEMENT AGREEMENT

GOODYEAR INTERNATIONAL CORPORATION,

by	/s/ Peter R. Rapin
Name: Peter R. Rapin
Title: Vice President and Treasurer

GOODYEAR WESTERN HEMISPHERE CORPORATION,

by	/s/ Peter R. Rapin
Name: Peter R. Rapin
Title: Vice President and Treasurer

T&WA, INC.,

by	/s/ Peter R. Rapin
Name: Peter R. Rapin
Title: Treasurer

GOODYEAR CANADA INC.,

by	/s/ Samuel M. Pillow
Name: Samuel M. Pillow
Title: President

by	/s/ Frank D. Lamie
Name: Frank D. Lamie
Title: Secretary

AMENDMENT AND RESTATEMENT AGREEMENT

Signature Page to be executed by Lenders

under the Restated Credit Agreement

SIGNATURE PAGE to the AMENDMENT AND RESTATEMENT AGREEMENT, in respect of (A) the AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of April 20, 2011, as amended and restated as of May 12, 2015, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR EUROPE B.V., GOODYEAR DUNLOP TIRES GERMANY GMBH, GOODYEAR DUNLOP TIRES OPERATIONS S.A., the Lenders parties thereto, J.P. MORGAN EUROPE LIMITED, as administrative agent, and JPMORGAN CHASE BANK, N.A., as collateral agent and (B) the MASTER GUARANTEE AND COLLATERAL AGREEMENT dated as of March 31, 2003, as amended and restated as of February 20, 2004, as further amended and restated as of April 8, 2005, as amended as of April 20, 2007, as amended as of April 20, 2011 and as amended as of May 12, 2015 among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR EUROPE B.V., the other Subsidiaries of THE GOODYEAR TIRE & RUBBER COMPANY, identified as Grantors and Guarantors therein and JPMORGAN CHASE BANK, N.A. as collateral agent.

Lender:	GOLDMAN SACHS BANK USA

	By:	/s/ Annie Carr
Name: Annie Carr
Title: Authorized Signatory

AMENDMENT AND RESTATEMENT AGREEMENT

Signature Page to be executed by Lenders

under the Restated Credit Agreement

SIGNATURE PAGE to the AMENDMENT AND RESTATEMENT AGREEMENT, in respect of (A) the AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of April 20, 2011, as amended and restated as of May 12, 2015, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR EUROPE B.V., GOODYEAR DUNLOP TIRES GERMANY GMBH, GOODYEAR DUNLOP TIRES OPERATIONS S.A., the Lenders parties thereto, J.P. MORGAN EUROPE LIMITED, as administrative agent, and JPMORGAN CHASE BANK, N.A., as collateral agent and (B) the MASTER GUARANTEE AND COLLATERAL AGREEMENT dated as of March 31, 2003, as amended and restated as of February 20, 2004, as further amended and restated as of April 8, 2005, as amended as of April 20, 2007, as amended as of April 20, 2011 and as amended as of May 12, 2015 among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR EUROPE B.V., the other Subsidiaries of THE GOODYEAR TIRE & RUBBER COMPANY, identified as Grantors and Guarantors therein and JPMORGAN CHASE BANK, N.A. as collateral agent.

Lender:	NATIXIS

	By:	/s/ Patrick Senderens
Name: Patrick Senderens
Title: Senior Banker

	By:	/s/ Lionel Slama
Name: Lionel Slama
Title: Associate

Signature Page to be executed by Lenders

under the Restated Credit Agreement

SIGNATURE PAGE to the AMENDMENT AND RESTATEMENT AGREEMENT, in respect of (A) the AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of April 20, 2011, as amended and restated as of May 12, 2015, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR EUROPE B.V., GOODYEAR DUNLOP TIRES GERMANY GMBH, GOODYEAR DUNLOP TIRES OPERATIONS S.A., the Lenders parties thereto, J.P. MORGAN EUROPE LIMITED, as administrative agent, and JPMORGAN CHASE BANK, N.A., as collateral agent and (B) the MASTER GUARANTEE AND COLLATERAL AGREEMENT dated as of March 31, 2003, as amended and restated as of February 20, 2004, as further amended and restated as of April 8, 2005, as amended as of April 20, 2007, as amended as of April 20, 2011 and as amended as of May 12, 2015 among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR EUROPE B.V., the other Subsidiaries of THE GOODYEAR TIRE & RUBBER COMPANY, identified as Grantors and Guarantors therein and JPMORGAN CHASE BANK, N.A. as collateral agent.

Lender:	Wells Fargo Bank N.A.

	By:	/s/ Kara Treiber
Name: Kara Treiber
Title: Director

AMENDMENT AND RESTATEMENT AGREEMENT

Signature Page to be executed by Lenders

under the Restated Credit Agreement

SIGNATURE PAGE to the AMENDMENT AND RESTATEMENT AGREEMENT, in respect of (A) the AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of April 20, 2011, as amended and restated as of May 12, 2015, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR EUROPE B.V., GOODYEAR DUNLOP TIRES GERMANY GMBH, GOODYEAR DUNLOP TIRES OPERATIONS S.A., the Lenders parties thereto, J.P. MORGAN EUROPE LIMITED, as administrative agent, and JPMORGAN CHASE BANK, N.A., as collateral agent and (B) the MASTER GUARANTEE AND COLLATERAL AGREEMENT dated as of March 31, 2003, as amended and restated as of February 20, 2004, as further amended and restated as of April 8, 2005, as amended as of April 20, 2007, as amended as of April 20, 2011 and as amended as of May 12, 2015 among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR EUROPE B.V., the other Subsidiaries of THE GOODYEAR TIRE & RUBBER COMPANY, identified as Grantors and Guarantors therein and JPMORGAN CHASE BANK, N.A. as collateral agent.

Lender:	BANQUE ET CAISSE D’EPARGNE DE L’ETAT, LUXEMBOURG

	By:	/s/ Philippe Hennes
Name: Philippe Hennes
Title: Chef de la division

	By:	/s/ Nobby Brausch
Name: Nobby Brausch
Title: Directeur adjoint Chef de departement

AMENDMENT AND RESTATEMENT AGREEMENT

Signature Page to be executed by Lenders

under the Restated Credit Agreement

SIGNATURE PAGE to the AMENDMENT AND RESTATEMENT AGREEMENT, in respect of (A) the AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of April 20, 2011, as amended and restated as of May 12, 2015, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR EUROPE B.V., GOODYEAR DUNLOP TIRES GERMANY GMBH, GOODYEAR DUNLOP TIRES OPERATIONS S.A., the Lenders parties thereto, J.P. MORGAN EUROPE LIMITED, as administrative agent, and JPMORGAN CHASE BANK, N.A., as collateral agent and (B) the MASTER GUARANTEE AND COLLATERAL AGREEMENT dated as of March 31, 2003, as amended and restated as of February 20, 2004, as further amended and restated as of April 8, 2005, as amended as of April 20, 2007, as amended as of April 20, 2011 and as amended as of May 12, 2015 among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR EUROPE B.V., the other Subsidiaries of THE GOODYEAR TIRE & RUBBER COMPANY, identified as Grantors and Guarantors therein and JPMORGAN CHASE BANK, N.A. as collateral agent.

Lender:	BANQUE INTERNATIONALE À LUXEMBOURG SOCIÉTÉ ANONYME

	By:	/s/ Christian Straus
Name: Christian Straus
Title: Directeur adjoint

	By:	/s/ Tom Lesset
Name: Tom Lesset
Title: Managing Director

AMENDMENT AND RESTATEMENT AGREEMENT

Signature Page to be executed by Lenders

under the Restated Credit Agreement

SIGNATURE PAGE to the AMENDMENT AND RESTATEMENT AGREEMENT, in respect of (A) the AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of April 20, 2011, as amended and restated as of May 12, 2015, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR EUROPE B.V., GOODYEAR DUNLOP TIRES GERMANY GMBH, GOODYEAR DUNLOP TIRES OPERATIONS S.A., the Lenders parties thereto, J.P. MORGAN EUROPE LIMITED, as administrative agent, and JPMORGAN CHASE BANK, N.A., as collateral agent and (B) the MASTER GUARANTEE AND COLLATERAL AGREEMENT dated as of March 31, 2003, as amended and restated as of February 20, 2004, as further amended and restated as of April 8, 2005, as amended as of April 20, 2007, as amended as of April 20, 2011 and as amended as of May 12, 2015 among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR EUROPE B.V., the other Subsidiaries of THE GOODYEAR TIRE & RUBBER COMPANY, identified as Grantors and Guarantors therein and JPMORGAN CHASE BANK, N.A. as collateral agent.

Lender:	Commerzbank AG Frankfurt am Main

	By:	/s/ Norbert Feil
Name: Norbert Feil
Title: Director

	By:	/s/ Thomas Krause
Name: Thomas Krause
Title: Director

AMENDMENT AND RESTATEMENT AGREEMENT

Signature Page to be executed by Lenders

under the Restated Credit Agreement

SIGNATURE PAGE to the AMENDMENT AND RESTATEMENT AGREEMENT, in respect of (A) the AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of April 20, 2011, as amended and restated as of May 12, 2015, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR EUROPE B.V., GOODYEAR DUNLOP TIRES GERMANY GMBH, GOODYEAR DUNLOP TIRES OPERATIONS S.A., the Lenders parties thereto, J.P. MORGAN EUROPE LIMITED, as administrative agent, and JPMORGAN CHASE BANK, N.A., as collateral agent and (B) the MASTER GUARANTEE AND COLLATERAL AGREEMENT dated as of March 31, 2003, as amended and restated as of February 20, 2004, as further amended and restated as of April 8, 2005, as amended as of April 20, 2007, as amended as of April 20, 2011 and as amended as of May 12, 2015 among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR EUROPE B.V., the other Subsidiaries of THE GOODYEAR TIRE & RUBBER COMPANY, identified as Grantors and Guarantors therein and JPMORGAN CHASE BANK, N.A. as collateral agent.

Lender:	THE NORTHERN TRUST COMPANY

	By:	/s/ Joshua Metcalf
Name: Joshua Metcalf
Title: VP

AMENDMENT AND RESTATEMENT AGREEMENT

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH,

by	/s/ Brian Crowley
Name: Brian Crowley
Title: Managing Director

by	/s/ Luis Ruigomez
Name: Luis Ruigomez
Title: Executive Director

AMENDMENT AND RESTATEMENT AGREEMENT

Signature Page to be executed by Lenders

under the Restated Credit Agreement

SIGNATURE PAGE to the AMENDMENT AND RESTATEMENT AGREEMENT, in respect of (A) the AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of April 20, 2011, as amended and restated as of May 12, 2015, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR EUROPE B.V., GOODYEAR DUNLOP TIRES GERMANY GMBH, GOODYEAR DUNLOP TIRES OPERATIONS S.A., the Lenders parties thereto, J.P. MORGAN EUROPE LIMITED, as administrative agent, and JPMORGAN CHASE BANK, N.A., as collateral agent and (B) the MASTER GUARANTEE AND COLLATERAL AGREEMENT dated as of March 31, 2003, as amended and restated as of February 20, 2004, as further amended and restated as of April 8, 2005, as amended as of April 20, 2007, as amended as of April 20, 2011 and as amended as of May 12, 2015 among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR EUROPE B.V., the other Subsidiaries of THE GOODYEAR TIRE & RUBBER COMPANY, identified as Grantors and Guarantors therein and JPMORGAN CHASE BANK, N.A. as collateral agent.

Lender:	ING Bank N.V., Dublin Branch

	By:	/s/ Sean Hassett
Name: Sean Hassett
Title: Director

	By:	/s/ Padraig Matthews
Name: Padraig Matthews
Title: Director

AMENDMENT AND RESTATEMENT AGREEMENT

Signature Page to be executed by Lenders

under the Restated Credit Agreement

SIGNATURE PAGE to the AMENDMENT AND RESTATEMENT AGREEMENT, in respect of (A) the AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of April 20, 2011, as amended and restated as of May 12, 2015, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR EUROPE B.V., GOODYEAR DUNLOP TIRES GERMANY GMBH, GOODYEAR DUNLOP TIRES OPERATIONS S.A., the Lenders parties thereto, J.P. MORGAN EUROPE LIMITED, as administrative agent, and JPMORGAN CHASE BANK, N.A., as collateral agent and (B) the MASTER GUARANTEE AND COLLATERAL AGREEMENT dated as of March 31, 2003, as amended and restated as of February 20, 2004, as further amended and restated as of April 8, 2005, as amended as of April 20, 2007, as amended as of April 20, 2011 and as amended as of May 12, 2015 among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR EUROPE B.V., the other Subsidiaries of THE GOODYEAR TIRE & RUBBER COMPANY, identified as Grantors and Guarantors therein and JPMORGAN CHASE BANK, N.A. as collateral agent.

Lender:	BANCO BRADESCO S.A. - NEW YORK BRANCH

	By:	/s/ Fabiana Paes de Barros
Name: Fabiana Paes de Barros
Title: Departmental Manager

	By:	/s/ Marcio Bonilha Neto
Name: Marcio Bonilha Neto
Title: International Business Coordinator

AMENDMENT AND RESTATEMENT AGREEMENT

Signature Page to be executed by Lenders

under the Restated Credit Agreement

SIGNATURE PAGE to the AMENDMENT AND RESTATEMENT AGREEMENT, in respect of (A) the AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of April 20, 2011, as amended and restated as of May 12, 2015, among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR EUROPE B.V., GOODYEAR DUNLOP TIRES GERMANY GMBH, GOODYEAR DUNLOP TIRES OPERATIONS S.A., the Lenders parties thereto, J.P. MORGAN EUROPE LIMITED, as administrative agent, and JPMORGAN CHASE BANK, N.A., as collateral agent and (B) the MASTER GUARANTEE AND COLLATERAL AGREEMENT dated as of March 31, 2003, as amended and restated as of February 20, 2004, as further amended and restated as of April 8, 2005, as amended as of April 20, 2007, as amended as of April 20, 2011 and as amended as of May 12, 2015 among THE GOODYEAR TIRE & RUBBER COMPANY, GOODYEAR EUROPE B.V., the other Subsidiaries of THE GOODYEAR TIRE & RUBBER COMPANY, identified as Grantors and Guarantors therein and JPMORGAN CHASE BANK, N.A. as collateral agent.

Lender:	Mizuho Bank, Ltd.

	By:	/s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Authorized Signatory

AMENDMENT AND RESTATEMENT AGREEMENT

Annex 1

THE GOODYEAR TIRE & RUBBER COMPANY

GOODYEAR EUROPE B.V.

GOODYEAR DUNLOP TIRES GERMANY GMBH

GOODYEAR DUNLOP TIRES OPERATIONS S.A.

AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

AS AMENDED AND RESTATED AS OF MAY 12, 2015

STANDARD TERMS AND CONDITIONS

1. Representations and Warranties.

1.1. Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment Agreement and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Restated Credit Agreement or any other Credit Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Documents or any collateral thereunder, (iii) the financial condition of any Borrower, any of its subsidiaries or Affiliates or any other Person obligated in respect of any Credit Document or (iv) the performance or observance by any Borrower, any of its subsidiaries or Affiliates or any other Person of any of their respective obligations under any Credit Document.

1.2. Assignees. Each Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Restated Credit Agreement and the Amended MGCA, (ii) it satisfies the requirements, if any, specified in the Restated Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of each of the Restated Credit Agreement and the Amended MGCA as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Restated Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, the Amended MGCA and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment Agreement and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the New Administrative Agent or any other Lender, and (v) attached to this Amendment Agreement is any documentation required to be delivered by it pursuant to the terms of Sections 2.16 and

9.17 of the Restated Credit Agreement, duly completed and executed by such Assignee; (b) agrees that (i) it will, independently and without reliance on the New Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender, including Section 9.20 of the Restated Credit Agreement; and (c) hereby directs the Collateral Agent to execute on its behalf pursuant to the power of attorney granted to the Collateral Agent in Section 9.18 of the Restated Credit Agreement a “New Secured Party’s Accession Agreement” in the form of Schedule 3 to the German Security Trust Agreement.

2. Amended MGCA. Each Assignee, by executing and delivering this Amendment Agreement, acknowledges receipt of a copy of the Amended MGCA and approves and agrees to be bound by and to act in accordance with the terms and conditions of the Amended MGCA and each other Security Document, specifically including (i) the provisions of Section 5.03 of the Amended MGCA (governing the distribution of proceeds realized from the exercise of remedies under the Security Documents), (ii) the provisions of Article VI of the Amended MGCA (governing the manner in which acts of the Secured Parties are to be evidenced and the manner in which the amounts of the Obligations are to be determined at any time), (iii) the provisions of Articles VIII and IX of the Amended MGCA (relating to the duties and responsibilities of the Collateral Agent and providing for the indemnification and the reimbursement of expenses of the Collateral Agent by the Lenders) and (iv) the provisions of Section 11.13 of the Amended MGCA (providing for releases of Guarantees of the Obligations and releases of security interests in Collateral securing the Obligations).

3. Payments. From and after the Effective Date, the New Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to each Assignee for amounts which have accrued from and after the Effective Date.

4. Foreign Law Provisions.

4.1. France. An assignment of rights will only be effective vis-à-vis the Subsidiary Guarantors organized under the laws of the Republic of France if such assignment is notified in France by written notice in accordance with Article 1324 of the French Civil Code. Pursuant to clause 9.04(b)(vii) of the Restated Credit Agreement (i) GEBV (or the New Administrative Agent, at the expense of GEBV) shall carry out such notification and (ii) if the assignment provided for in this Amendment Agreement is made without GEBV’s consent, the New Administrative Agent shall provide prompt written notice of the assignment to GEBV.

4.2. Luxembourg. An assignment of rights will only be effective vis-à-vis the Subsidiary Guarantors organized under the laws of Luxembourg if such assignment is notified or accepted in Luxembourg in accordance with Article 1690 of the Luxembourg Civil Code. Each such Subsidiary Guarantor has acknowledged receipt of such notice by its execution of this Amendment Agreement.

4.3 Italy. For the purposes of Italian law only, the assignment made under this Amendment Agreement shall be construed under Italian law as a cessione totale o parziale del contratto or a cessione del credito or otherwise a successione a titolo particolare and shall not entail under Italian law a novazione (or have an effetto novativo on) of the Restated Credit Agreement or the Amended MGCA or the Security Documents governed by Italian law or any other agreements or instruments from time to time giving rise to the Applicable Secured Obligations.

4.4. Romania. In case of any assignment or transfer of all or any part of the rights and obligations, including by way of novation, of any Secured Party on the Effective Date or at any other time under or in connection with the Restated Credit Agreement or the Amended MGCA or any other agreements or instruments from time to time giving rise to the Applicable Secured Obligations, the guarantees and security interests under the Security Documents (including, without limitation, those governed by Romanian law) will be preserved and will remain in full force and effect for the benefit of any successors, assignees or transferees of the respective Secured Party and the other Secured Parties.

4.5. Spain. In case of any assignment of all or any part of the rights and obligations of any Secured Party on the Effective Date or at any other time under the Restated Credit Agreement or the Amended MGCA or any other agreements or instruments from time to time giving rise to the Applicable Secured Obligations, the guarantees and security interests under the Security Documents governed by Spanish law will be preserved and will remain in full force and effect for the benefit of any successors or assignees of the respective Secured Party and the other Secured Parties, in accordance with article 1,528 of the Spanish Civil Code. The relevant successors or assignees accept the guarantees and security interests created under the Security Documents governed by Spanish law.

4.6. The Netherlands. WARNING: PLEASE NOTE THAT A TRANSFER OR ASSIGNMENT OF AN AMOUNT LENT TO A DUTCH BORROWER MAY ONLY TAKE PLACE IF THE NEW LENDER IS A NON-PUBLIC LENDER (AS DEFINED IN THE RESTATED CREDIT AGREEMENT).

4.7 Germany. For the purposes of German law only, the assignment made under this Amendment Agreement shall be deemed to be an assignment (Abtretung) and will not constitute a termination or a novation of the Credit Agreement.

4.8 Slovenia. For the purposes of Slovenian law only, the assignment made under this Amendment and Restatement Agreement shall not constitute a termination (prenehanje) or a novation (novacija) (both as defined under Slovenian laws) of the rights and obligations under the Credit Agreement.

5. Affiliates. Each Assignee acknowledges that any Obligations in respect of any Swap Agreement or cash management services, in each case provided by an Affiliate of a Lender, will only constitute Obligations for the purpose of any Security Document governed by the laws of a country other than the United States of America if such Affiliate executes and delivers to the New Administrative Agent an Affiliate Authorization in the form of Exhibit G to the Restated Credit Agreement or any other form approved by the New Administrative Agent.

Annex 2

(c) Notwithstanding any provisions to the contrary contained in this Agreement, in respect of the obligations and liabilities of the Guarantors incorporated under the laws of France (the “French Guarantors”) under this Article III, it is understood that: (i) the obligations and liabilities of French Guarantors in respect of the Obligations shall be limited in accordance with their respective financial resources in the following manner: (A) the obligations and liabilities of Goodyear France S.A.S. in respect of the Obligations shall be limited to an aggregate amount not exceeding €80,000,000, (B) notwithstanding the maximum amount set out in the agreement dated October 7, 2009 pursuant to which Goodyear Dunlop Tires Amiens Sud S.A.S. became a French Guarantor, the obligations and liabilities of Goodyear Dunlop Tires Amiens Sud S.A.S. in respect of the Obligations shall be limited to an aggregate amount not exceeding €45,500,000, (C) pursuant to the agreement dated July 30, 2014 pursuant to which Vulco Développement S.A. became a French Guarantor, the obligations and liabilities of Vulco Développement S.A. in respect of the Obligations shall be limited to an aggregate amount not exceeding €470,883 and (D) the obligations and liabilities of any other Person becoming a French Guarantor in respect of the Obligations shall be limited to an aggregate amount not exceeding the amount indicated as such maximum amount in the agreement pursuant to which such Person shall become a French Guarantor.

Schedule 1 to

Amendment and Restatement

Agreement

Daylight Lenders	Daylight Loans
BNP Paribas	€0.00
Citibank, N.A.	0.00
Credit Agricole Corporate and Investment Bank	0.00
Deutsche Bank AG New York Branch	0.00
HSBC Bank PLC	0.00
Barclays Bank PLC	0.00
Bank of America, N.A.	0.00
Goldman Sachs Bank USA	0.00
Natixis	0.00
UniCredit Bank AG	0.00
Wells Fargo Bank, N.A., London Branch	0.00
Banque et Caisse d’Epargne de l’Etat, Luxembourg	0.00
Banque Internationale à Luxembourg société anonyme	0.00
Commerzbank Aktiengesellschaft, Filiale Luxemburg	0.00
The Northern Trust Company	0.00
JPMorgan Chase Bank N.A.	0.00

Total	€0.00

Account:	J.P. Morgan AG, Frankfurt (CHASDEFX)
Favor:	J.P. Morgan Europe Limited (CHASGB22)
Account:	DE93501108006001600037
Reference:	Goodyear Loan Repayment

Schedule 2 to

Amendment and Restatement

Agreement

Country	Actions to be taken while JPMCB is the holder of all Commitments
France	French mortgage amendment.

Schedule 3 to

Amendment and Restatement

Agreement

Assigned Interests

(expressed in principal amount for each facility)

Assignor	All Borrower Tranche Commitments	Percentage of Total All Borrower Tranche Commitments	German Tranche Commitments	Percentage of Total German Tranche Commitments	Assignee
JPMorgan Chase Bank N.A.	€38,750,000.00	6.25%	€11,250,000.00	6.25%	BGL BNP Paribas Société Anonyme
JPMorgan Chase Bank N.A.	38,750,000.00	6.25%	11,250,000.00	6.25%	Citibank, N.A.
JPMorgan Chase Bank N.A.	38,750,000.00	6.25%	11,250,000.00	6.25%	Deutsche Bank AG New York Branch
JPMorgan Chase Bank N.A.	38,750,000.00	6.25%	11,250,000.00	6.25%	Credit Agricole Corporate and Investment Bank
JPMorgan Chase Bank N.A.	38,750,000.00	6.25%	11,250,000.00	6.25%	HSBC France
JPMorgan Chase Bank N.A.	38,750,000.00	6.25%	11,250,000.00	6.25%	UniCredit Bank AG
JPMorgan Chase Bank N.A.	38,750,000.00	6.25%	11,250,000.00	6.25%	Barclays Bank PLC
JPMorgan Chase Bank N.A	38,750,000.00	6.25%	11,250,000.00	6.25%	Bank of America, N.A.
JPMorgan Chase Bank N.A.	31,000,000.00	5.00%	9,000,000.00	5.00%	Goldman Sachs Bank USA
JPMorgan Chase Bank N.A.	31,000,000.00	5.00%	9,000,000.00	5.00%	Natixis
JPMorgan Chase Bank N.A.	31,000,000.00	5.00%	9,000,000.00	5.00%	Wells Fargo Bank, National Association
JPMorgan Chase Bank N.A.	22,281,250.00	3.59%	6,468,750.00	3.59%	Banque et Caisse d’Epargne de l’Etat, Luxembourg
JPMorgan Chase Bank N.A.	22,281,250.00	3.59%	6,468,750.00	3.59%	Banque Internationale à Luxembourg s.a.
JPMorgan Chase Bank N.A.	22,281,250.00	3.59%	6,468,750.00	3.59%	Commerzbank AG
JPMorgan Chase Bank N.A.	22,281,250.00	3.59%	6,468,750.00	3.59%	The Northern Trust Company
JPMorgan Chase Bank N.A.	22,281,250.00	3.59%	6,468,750.00	3.59%	Banco Bilbao Vizcaya Argentaria S.A. New York Branch
JPMorgan Chase Bank N.A.	22,281,250.00	3.59%	6,468,750.00	3.59%	ING Bank N.V., Dublin Branch
JPMorgan Chase Bank N.A.	22,281,250.00	3.59%	6,468,750.00	3.59%	Banco Bradesco S.A.- New York Branch
JPMorgan Chase Bank N.A.	22,281,250.00	3.59%	6,468,750.00	3.59%	Mizuho Bank, Ltd.

Subtotal	€581,250,000.00	93.75%	€168,750,000.00	93.75%

	38,750,000.00	6.25%	11,250,000,000	6.25%	JPMorgan Chase Bank N.A.

Total	€620,000,000.00	100.00%	€180,000,000.00	100.00%

Schedule 4 to

Amendment and Restatement

Agreement

Interest Periods and Types of Loans

Interest Period:	None.

Type:	None.